UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): July 1, 2008
METROPCS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2250 Lakeside Boulevard
Richardson, Texas	75082
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 214-570-5800
(Former name or former address, if changed since last report): Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     On July 1, 2008, MetroPCS Communications, Inc. (the “Company”) began offering service in the Philadelphia metropolitan area.
     The Company does not intend to update this information or release similar information in the future. The information under 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information under Item 7.01 in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information under Item 7.01 in this Current Report on Form 8-K is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS COMMUNICATIONS, INC.
Date: July 1, 2008	By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and CFO